Financial Instruments with Off Balance Sheet Risk	12 Months Ended
Dec. 31, 2012
Financial Instruments with Off Balance Sheet Risk [Abstract]
FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK

NOTE 12 - FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISK

The Corporation is a party to financial instruments with off balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments consist primarily of commitments to extend credit (typically mortgages and commercial loans) and, to a lesser extent, standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized on the balance sheet. The Corporation’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and standby letters of credit is represented by the contractual amount of those instruments. The Corporation uses the same credit policies in making commitments and conditional obligations as it does for on balance sheet instruments. The Corporation does not anticipate any material losses from these commitments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Corporation evaluates each customer’s creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Corporation upon extensions of credit, is based on management’s credit evaluation of the customer. Collateral held varies but may include accounts receivable, inventory, property and equipment and income-producing commercial properties. On loans secured by real estate, the Corporation generally requires loan to value ratios of no greater than 80%.

Standby letters of credit are conditional commitments issued by the Corporation to guarantee the performance of a customer to a third party. Those guarantees are primarily issued to support public and private borrowing arrangements and similar transactions. The terms of the letters of credit vary and may have renewal features. The credit risk involved in using letters of credit is essentially the same as that involved in extending loans to customers. The Corporation holds collateral supporting those commitments for which collateral is deemed necessary. Management believes that the proceeds obtained through a liquidation of such collateral would be sufficient to cover the maximum potential amount of future payments required under the corresponding guarantees. The current amount of the liability as of December 31, 2012 and 2011 for guarantees under standby letters of credit issued is not material.

The Corporation has not been required to perform on any financial guarantees, and has not incurred any losses on its commitments, during the past two years.

A summary of the Corporation’s commitments at December 31 were as follows:

	2012	2011
	(In Thousands)

Commitments to extend credit	$37,702	$33,309
Standby letters of credit	$241	$110